 NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund (formerly, Nationwide AllianzGI International Growth Fund)

Supplement dated July 20, 2022
to the Prospectus dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
Effective October 1, 2022, the paragraph relating to “Letter of Intent discount” under the section entitled “Reduction of Class A Sales Charges” on page 70 of the Prospectus is hereby deleted in its entirety and replaced with the following:

• Letter of Intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase and hold at least $50,000 or $100,000, as applicable, in Class A shares (except the Nationwide Government Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. Your accumulated holdings (as described and calculated under “Rights of Accumulation” above) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges. These additional sales charges would be equal to any applicable front-end sales charges that would have been paid on the shares already purchased, had there been no Letter of Intent.

2.
Effective August 1, 2022, the information under the section entitled “Signature Guarantee” on page 79 of the Prospectus is hereby deleted in its entirety and replaced with the following:

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

• your account address has changed within the last 30 calendar days;
• the redemption check is made payable to anyone other than the registered shareholder;
• the proceeds are mailed to any address other than the address of record or
• the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to another account maintained by a Nationwide Financial Services, Inc. company.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE